Exhibit 31(a)
RULE 13a-14(a) CERTIFICATION IN
ACCORDANCE WITH SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Robert A. Iger, Chief Executive Officer of The Walt Disney Company (the “Company”), certify that:

1.I have reviewed this Form 10-K/A of the Company; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	January 24, 2024	By:	/s/ ROBERT A. IGER
Robert A. Iger
Chief Executive Officer